                                                               EXHIBIT 10.19B

October 21, 1998



Respironics Georgia, Inc.
1255 Kennestone Circle
Marietta, GA 30066

RE:  AMENDMENT TO PURCHASING AND LICENSING AGREEMENT

This letter serves to amend certain terms (the "Amendment") of the Purchasing and Licensing Agreement (the "Agreement") dated June 19, 1996 by and between Respironics Georgia, Inc., f/k/a/ Healthdyne Technologies, Inc. ("RIGA"), and SpectRx, Inc. (SpectRx"). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Agreement.

The parties to this Amendment agree that the Agreement is hereby amended to include or restate, as the case may be, the following terms and conditions.

         1. A number of events have led to this Amendment and will be recited below. First, RIGA merged with Respironics, Inc. effective February 11, 1998. Second, the Milestone Deadline set forth in Section 14.5 of the Agreement has passed without the milestone applicable thereto being achieved. Work to date indicates that SpectRx will be able to complete a device that measures bilirubin in accordance with the Revised PRD for use prior to phototherapy ("Pre-Phototherapy device"). The parties have agreed to utilize the Pre-Phototherapy device in resetting certain milestones.

         2. Immediately upon completion of the Pre-Phototherapy device meeting the revised product requirement document dated September 15, 1998 and attached hereto as Exhibit A ("Revised PRD"), [*]

         3. If SpectRx is unable to achieve the performance goals for the [*] of the Instrument as set forth in the Revised PRD, SpectRx will then enter into a second amendment to the Agreement augmenting the marketing license provided for therein to grant to RIGA an exclusive license (free of license fees and for the Term set forth in Section 14.1) within the Territory for the following three software and hardware application [*] to the extent these applications are developed by SpectRx:

                             [*]
                             [*]
                             [*]

Although SpectRx intends to undertake a reasonable business effort development program in [*] there is no assurance of success. If successful, [*] are



[*] to be redacted
envisioned to encompass software and possibly a Disposable specific to the application [*]

Although no license fees are due in respect of the upgrade products, RIGA agrees to purchase the Instruments, Disposables and Accessories, in accordance with
Section 4 of the Agreement. The parties agree to negotiate price and other similar terms in good faith, in a like manner to and consistent with the current provisions contained in the Agreement governing the Instrument. In the event the Disposable is developed, SpectRx and RIGA will follow the existing formula under the Agreement for profit and expense distribution on disposable sales.

         4. The first sentence of Section 14.5 of the Agreement is deleted and replaced by the following:

         In the event that RIGA or SpectRx has not filed a 510K submission for a Pre-Phototherapy device and received regulatory clearance necessary for the marketing and sale of that device in Canada by January 1, 1999 ("Revised Section 14.5 Deadline"), RIGA shall have the right to assume the Commercialization Efforts with respect to the Licensed Products as set forth in Section 3.1 and on Exhibit E. The Revised Section 14.5 Deadline shall be extended by any delay caused by RIGA: (i ) in the filing of such 510K submission; (ii) in the work preparatory thereto required to be performed by RIGA, such as completion of clinical trials and reporting as to same; or (iii) in the work required to be performed by RIGA with respect to preparation for sales in Canada. RIGA acknowledges that both of the conditions set forth in the first sentence have been satisfied i.e., the referenced 510K submission has been made and Canadian clearance has been obtained.

         5. The transfer price in Section 6.1 is increased from [*]

         6. The fourth sentence in Section 3.2 of the Agreement is deleted and replaced by the following sentence:

         Each such milestone payment shall be due and payable only upon completion of the corresponding milestone as set forth in Exhibit E, as amended.

         7. The word "following" is deleted from the sixth sentence in Section
3.2 of the Agreement.

         8. RIGA's address for notices in Section 16-8 of the Agreement is changed as follows:

                  RIGA:      Respironics, Georgia, Inc.
                             1255 Kennestone Circle
                             Marietta Georgia 30066
                             Attention: Group Vice President



[*] to be redacted

         With a copy to:     Respironics, Inc.
                             1501 Ardmore Boulevard
                             Pittsburgh, Pennsylvania 15221
                             Attention: General Counsel

         9. Everything in Exhibit E including and following the "FDA Approval" milestone originally scheduled for May 15, 1997 is deleted and replaced by the Amendment to Exhibit E attached hereto.

         10. Exhibit G is deleted in its entirety and replaced by the Amendment to Exhibit G attached hereto.

         11. Except as expressly provided for herein, the Agreement shall remain in full force and effect and nothing herein shall be construed as a modification or waiver by RIGA or SpectRx of any rights or remedies under the Agreement.

Please countersign and return one copy of this letter as confirmation of RIGA's agreement to all statements and amended terms herein.

Sincerely,

SPECTRX, INC.



---------------------------------

Mark Samuels
President and CEO

Accepted and agreed to:

RESPIRONICS GEORGIA, INC.



---------------------------------
Name
    -----------------------------
Title
     ----------------------------



[*] to be redacted

                                                                  EXHIBIT 10.19B

                                    EXHIBIT A

BILICHEK(TM)
PRODUCT REQUIREMENT DOCUMENT (PRD)
Rev. 1.4

This document describes application, market, intended use, end user, (and predicate device) for serum chemistry with regard to BiliChek.

Following are the device related product requirements based on inputs from various sources (see customer market research report).

1.0      ASSUMPTIONS

1.1      Dimensions and weight - see attached Specifications Sheet
1.2 RESPIRONICS, mutually agreed by SpectRx, Inc., has ultimate right to make any changes to these requirements.
1.3 Schedule, cost specifications, quality or quantity goals may change by mutual agreement of SpectRx and RESPIRONICS.
1.4 All other RESPIRONICS/SpectRx contractual agreements are met, including ISO, FDA, other requirements.
1.5      BiliChek system has four components:
         1)       Hand-held device
         2)       Charger base with space for an extra battery
         3)       Disposable tip
         4)       Optional Printer (available after launch).
1.6 End user, RN, Nursing Assistants, RRT, Neonatal transport, Specialists, Non-HCP (Health Care Professional)
         5)       Neonatologist
         6)       Pediatrician
         7)       Homecare phototherapy service - Non-HCP
1.7 Printer to be available after launch of product (delivery within one year of final specifications).

2.0      FUNCTIONS AND FEATURES

2.1 Non-invasively read and display results in units of 0.1 mg/dL or 000 umol/L of total serum bilirubin prior to the initiation of phototherapy or exchange transfusion. Note the conversion factor for umol/L is 17.1 x mg/dL.
2.2      Performance Specifications - Pre, During, and Post Phototherapy
         1)       Operating Range   0.0-20 mg/dL
         2)       Correlation

         Reference Methodology:           HPLC
                  r > 0.90
                  RMSE < 1.5 mg/dL
                  SD < 1.5 mg/dL (Bland and Altman)
                  x 1.5 mg/dL
         3)       Precision (means of CV on three measurements from the same baby) < 7%
         4) There will be no statistical difference in performance between the various populations segmented by race, gestational age, weight, sex, post-natal age etc.

2.3 Optical radiation output will not cause retinal burn. Device shall not exceed the optical radiation Threshold Limit Values (TLV's) as determined by the American Conference of Governmental Industrial Hygienists for light, near infrared radiation and UV radiation.
2.4 [*]. Total measurement time (including calibration) to obtain a reading shall not exceed sixty (60) seconds.
2.5 Calibration good for five (5) applications after which device requires another calibration and a replacement of disposable tip.
2.6      [*].
2.7 Does not require any input such as age, etc. of patient before displaying a reading. (Requirements for phototherapy application to be determined).
2.8 Simple, easy to follow user prompts and messages as described in the User Flow (ATTACHMENT C).
2.9      Battery backed up time, date and last reading.
         1)       Battery life - minimum 100 tests on fully charged battery pack
         2)       Low battery LCD icon
         3) When battery is discharged the device will not take a measurement and a Discharged Battery icon will be displayed.
         4) Last reading maintained until device is powers off or is recalibrated.
2.10 Field upgradeable and serviceable by trained technicians or hospital bio-meds, and trained personnel
         1)       Battery
         2)       [*]
         3)       [*]
2.11     Forty-eight hour turnaround for factory replacement.
2.12 Have built-in error messages, test point, diagnostic features for minimal downtime in troubleshooting device failures, using off-the-shelf test fixtures.
2.13     Can be used by end user with no special training required.
2.14     Operator and service manual.
         1)       Operator's manual by RESPIRONICS
         2)       Service manual by SpectRx


[*]      To be redacted

3.0      HAND HELD DEVICE PHYSICAL

3.1      General
3.1.1    Must meet FDA/EMC regulatory guidelines (Attachment A).
3.1.2 It will be a hand-held device, easily packaged and transportable using off-the-shelf and easily available packaging materials.
3.1.3    User grip intuitive and comfortable.
3.1.4    Resistant to scratches and normal abuse including during transport.
3.1.5 Cleanable by specified off-the-shelf available agents, not prone for infection hazards. Low stain risk. Smooth surface to reduce harboring of bacteria.
         1)       Kleen-a-septic
         2)       Alcohol
         3)       1% Bleach

3.2      Ports
3.2.1 IR Data port conforming to IRDA standards (IRDA Standards Version 1.0 [1994]).

3.3      Inputs
3.3.1    Electrical/Power Input
3.3.1.1 Input voltage through four (4) pins through housing from associated battery pack.
3.3.1.2 Limit switch at disposable interface as unit triggers only with disposable in place.

3.3.2    Terminal Input
3.3.2.1  Use standard, off-the-shelf, IRDA output port.
3.3.2.2  Bi-directional communication with IRDA compatible terminals.

3.3.3    Keypad Input
3.3.3.1  Three (3) "soft" keys per concept, linked to display prompts:
         1)       Top two soft keys:
                  a)    turn power on
                  b)    set the display configuration
                  c)    escape error conditions
                  d)    turn on the backlight display
                  e)    send results through MA port
         2)       Bottom soft key used for calibration and skin measurements

3.3.4    Data Input
3.3.4.1  Ability to customize system time, date, automatic 'off' time, etc.
3.3.4.2 Ability to set parameters such as units of measure (mg/dL or umol/L), date (MM/DD) or DD/MM) and time (12 hour or 24 hour format).


[*]      To be redacted

3.4      Outputs
3.4.1    Data Output
3.4.1.1 Output results with units of measure, measurement time and measurement date via LCD display and/or external IRDA compatible printers or terminals.

3.4.2    Display Output
3.4.2.1 High contrast, back-lit LCD with three digit readout for measurement, low battery icon, discharged battery icon, time and date.

3.4.3    Annunciators, Advisories & Warnings
3.4.3.1 Audible annunciator with two distinct signals: one for valid, the other for invalid entered, detected, displayed or transferred data.
3.4.3.2  Display indicates when calibration is required.
3.4.3.3  Display indicates when measurement sequence is ready.
3.4.3.4 Display indicates when batteries are low and when unit requires a charge.
3.4.3.5  Display indicates invalid reading by returning an error code.

3.5      Bulb/Light Source
3.5.1    [*]
         a)       Easy to access and replace bulb assembly by end user.
         b) No special tools, techniques, or skills needed to replace bulb.
         c)       [*]

4.0      CHARGE BASE PHYSICAL

4.1      General
4.1.1    Must meet all regulatory requirements (per Attachment A).
4.1.2    It will be able to be mounted on a wall, or on a counter.
4.1.3    Resistant to scratches and normal abuse including during transport.
4.1.4 Cleanable by specified, off-the-shelf agents, not prone to infection hazards (per 3.1.5).

4.2      Inputs
4.2.1    Electrical/Power Input
4.2.1.1  Input voltage from 87-250 Vac. 50/60 Hz.
4.2.1.2 Meets specifications for voltage fluctuations per regulatory standards (Attachment A).
4.2.1.3  [*]
4.2.1.4 Meet CSA, UL, IEC 601 safety standard, and international symbol and color requirements.

[*]      To be redacted

4.3      Outputs
4.3.1    Electrical Output
4.3.1.1  Output will be into a minimum of two charging pins on hand-held unit.
4.3.2    Display Output 4.3.2.1 LED indicates electrical contact.
4.3.2.2  LED indicates if hand held is currently under charge.
4.3.2.3  LED indicates charge is complete.

5.0      BATTERY

5.1 Unit will have a removable rechargeable battery pack ( similar to cellular phone concept) which will allow an operator to replace the battery with another battery.
5.2 Base will have the ability to charge an additional battery pack ( in addition to pack that is located in the hand held unit)
5.3      Fully charging in less than [*] hours.
5.4      Battery will hold a charge (under normal circumstances) for 30 days
5.5 Base unit will have an option to do a deep discharge of the battery prior to charging.

6.0      PRINTER

6.1      IR interface with device
6.2      [*]
6.3      [*]
6.4      Dimensions
         a)       weight (TBD)
         b)       height (TBD)
         c)       length (TBD)
         d)       width (TBD)
6.5      Battery life - minimum [*] on a full charge.

7.0      DISPOSABLE CALIBRATION TIP PHYSICAL

7.1      General
7.1.1    It will meet regulatory requirements. (See Attachment A).
7.1.2    It will be a stackable piece.
7.1.3    It will be single-use.
7.1.4 The calibration target will be backed with a protective peel away cover that also serves to protect the patient contact surface from debris.
7.1.5    User grip and device attachment is intuitive and comfortable.
7.1.6    Resistant to scratches and normal abuse including during transport.
7.1.7    Shelf Life of the calibrator tip will be a minimum of 24 months


[*]      To be redacted

8.0      ENVIRONMENTAL CONDITIONS

8.1      Must meet all US and Canadian regulatory requirements. (See Attachment
         A).
8.2 Operate within specifications between 5 degrees to 40 degrees C (41 degrees to 104 degrees F). Be undamaged and fully operational after storage at -40 degrees to 60 degrees C (-40 degrees F to 140 degrees
         F). Must not fail in such a way as to be a hazard to users.
8.3 Operate within specifications between [*]. Not be damaged by [*] for a duration of at least 24 hours.
8.4      Meet CISPR11, Class B Radiated and Conducted Electromagnetic Emissions.

9.0      SHOCK, VIBRATION & DROP

         (In no case will the device lose or corrupt stored data, or display incorrect results).
9.1      Must meet all US and Canadian regulatory requirements. (See Attachment
         A).

10.0     LABORATORY REGULATIONS

10.1 A simple, easy to use [*] method for checking [*], [*] will be developed pending market/regulatory agencies requirements.

[*]      To be redacted

ATTACHMENT A

1. System will meet all US and Canadian regulatory requirements defined below.

a. FDA Guidance, Nov 93, Reviewers Guidance for Premarket Notification Submissions.

b. QSR 21 CFR, Code of Federal Regulations, Part TBD (NEED CONFIRMATION OF CITATION).

c.       UL 2601-1: 1993

d.       CSA C22.2, No. 601.1

e. Office of Device Evaluations, Guidelines for Content for Pre-Market Submission for Medical Devices containing Software, (Draft), 1997

ATTACHMENT B


Specifications

ATTACHMENT C


User Flow

                             AMENDMENT TO EXHIBIT E
                              REMAINING MILESTONES


---------------------------------------------------------------------------------------------------------------------------
 Original Estimated Date      Revised Estimated         Dollars(1)                   Milestone
                                    Date             (In Thousands)
---------------------------------------------------------------------------------------------------------------------------
           [*]                  Fourth Qtr/98              [*]          FDA approval of pre-phototherapy claim
---------------------------------------------------------------------------------------------------------------------------

           [*]                       TBA                   [*]          [*]
---------------------------------------------------------------------------------------------------------------------------
           [*]                       TBA                   [*]          Acceptance by RIGA of quantities delivered
                                                                        pursuant to first purchase order pre-phototherapy
                                                                        claim
---------------------------------------------------------------------------------------------------------------------------
           [*]                       TBA                   [*]          Acceptance by RIGA of quantities delivered
                                                                        pursuant to first purchase order [*]
---------------------------------------------------------------------------------------------------------------------------
           [*]                       TBA                   [*]          First anniversary of acceptance of first purchase
                                                                        order quantities pre-phototherapy claim delivered
                                                                        by SpectRx
---------------------------------------------------------------------------------------------------------------------------
           [*]                       TBA                   [*]          First anniversary of acceptance of first purchase
                                                                        order quantities [*] delivered by SpectRx
---------------------------------------------------------------------------------------------------------------------------



-----------------------

(1)  Payment due at time of milestone completion

                             AMENDMENT TO EXHIBIT G

                               MINIMUM UNIT SALES
                                   INSTRUMENT

                                                        Column A               OR                  Column B
---------------------------------------------------------------------------------------------------------------------------

      Year after 510K Clearance for                   Pre-Phototherapy                               [*]
         Pre-Phototherapy device                       510K Clearance
---------------------------------------------------------------------------------------------------------------------------
                   0-1                                      [*]                                      [*]
---------------------------------------------------------------------------------------------------------------------------
                 Year 2                                     [*]                                      [*]
---------------------------------------------------------------------------------------------------------------------------
                 Year 3                                     [*]                                      [*]
---------------------------------------------------------------------------------------------------------------------------
                 Year 4                                     [*]                                      [*]
---------------------------------------------------------------------------------------------------------------------------
                 Year 5                                     [*]                                      [*]
---------------------------------------------------------------------------------------------------------------------------
              After Year 5                                  [*]                                      [*]
---------------------------------------------------------------------------------------------------------------------------

The minimum unit sales for the Instrument will be the relevant total under Column A until, if ever, the [*] has received 510K clearance. Thereafter, the minimum unit sales shall be the total under Column B.

                          MINIMUM UNIT SALES DISPOSABLE

RIGA's minimum unit sales for Disposables from SpectRx will be:

Year 2 Following Commercialization:         [*]

Year 3 Following Commercialization:         [*]

Year 4 Following Commercialization:         [*]

Year 5 Following Commercialization:         [*]

Year 6 Following Commercialization
   and Onward:                              [*]

                                      -2-